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                                                                   EXHIBIT 10.14



                                                                    CONFIDENTIAL

                                               |__|    Collins' Copy
                                               |__|    Company's Copy


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


To WILLIAM L. COLLINS, III:

By signing below, you agree to an amendment (the "Amendment") to your Employment Agreement with Metrocall, Inc. (the "Company") dated as of May 15, 1996 (the "Employment Agreement"). The Amendment is effective as of January 1, 1997.

          New language in the Employment Agreement is shown double underlined, deleted language is shown in strikeout, and language that is unchanged is indicated by plain text or an ellipsis (...); provided, however, that the deleted language, double underlining, and ellipses are for convenience only and are not part of the Employment Agreement as amended:

         Section 4, as amended, reads:

         4.      Salary, Bonus, and Expenses.

                 (a) In consideration for the Executive's services, the Company shall pay to the Executive an annual base salary (the "Base Salary") from January 1, 1997 equal to Three Hundred Seventy-Five Thousand Dollars ($375,000). . . .

                 (b)      . . .

                 (f) Executive will be eligible for a fifty percent (50%) of Base Salary target bonus for 1997.

         The Employment Agreement, except as amended and modified above, remains in effect.


                                                 METROCALL, INC.


Date:     9-2-97          By:          /s/ Richard M. Johnston
      ---------------            -------------------------------------------
                                               Richard M. Johnston
                                               Chairman

Date:                                  /s/ William L. Collins, III
      ---------------            -------------------------------------------
                                               William L. Collins, III